UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE l4A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule l4a-l2

CINEVERSE CORP.

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CINEVERSE CORP. 2023 Annual Meeting Vote by December 7, 2023 11:59 PM ET CINEVERSE CORP. ATTN: GARY LOFFREDO 244 FIFTH AVENUE, SUITE M289 NEW YORK, NY 10001 V24908-P00104 You invested in CINEVERSE CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 8, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 8, 2023 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/CNVS2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

BLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Chris McGurk 02) Peter C. Brown 03) Patrick O’Brien 04) Mary Ann Halford For 2. To approve, by non-binding advisory vote, executive compensation. For 3. To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder. For 4. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V24909-P00104

CINEVERSE CORP. ATTN: GARY LOFFREDO 244 FIFTH AVENUE, SUITE M289 NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CNVS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 7, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V24879-P00104 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CINEVERSE CORP. The Board of Directors recommends you vote FOR the following: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except Nominees: 1. Election of Directors 01) Chris McGurk 02) Peter C. Brown 03) Patrick O'Brien 04) Mary Ann Halford For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve, by non-binding advisory vote, executive compensation. 3. To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder. 4. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please indicate if you plan to attend this virtual meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

rtant Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V24880-P00104 CINEVERSE CORP. Annual Meeting of Stockholders December 8, 2023 9:00 AM PT This proxy is solicited by the Board of Directors The undersigned hereby appoints Christopher J. McGurk and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of CINEVERSE CORP. (the "Company") to be held on December 8, 2023 at 9:00 a.m. Pacific Time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR EACH OF PROPOSALS 1, 2, 3 and 4. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side